UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

                000-26261                               57-1216206
         (Commission File Number)           (IRS Employer Identification No.)

9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA           92071
          (principal executive offices)                   (Zip Code)


                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 2, 2005, Stephen F. Owens resigned as a director, president and chief financial officer of Global Materials & Services, Inc. (the "Registrant") to pursue other opportunities. There were no disagreements between the Registrant and Mr. Owens. The effective date of the resignation was May 2, 2005. Mr. Owens did not furnish the Registrant with a letter regarding his resignation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005.                   GLOBAL MATERIALS & SERVICES, INC.


                                     By /s/ Raoul L. Carroll
                                       -----------------------------------------
                                       Raoul L. Carroll, Chief Executive Officer


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